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                                                                 EXHIBIT 10(s)
                                   (LOGO)RELIANCE

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

                                                1. RELIANCE INSURANCE COMPANY
EXCESS FINANCIAL PRODUCTS INSURANCE POLICY         Philadelphia, Pennsylvania

 NDA 0106919-93                                 2. PLANET INSURANCE COMPANY
- - ------------------                                 Sun Prairie, Wisconsin
POLICY NUMBER
                                                6. UNITED PACIFIC INSURANCE COMPANY
                                                   Federal Way, Washington
/1/ Coverage is provided in the Company
    designated by Number.  Each is a Stock      9. RELIANCE NATIONAL INSURANCE COMPANY
    Insurance Company, herein called the           Wilmington, Delaware
    Underwriters.
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NOTICE:  THIS IS A CLAIMS-MADE POLICY, EXCEPT AS MAY BE OTHERWISE
         PROVIDED HEREIN THE COVERAGE OF THIS POLICY IS LIMITED TO LIABILITY FOR
         ACTS COVERED BY UNDERLYING INSURANCE (ITEM D.) FOR WHICH CLAIMS ARE
         FIRST MADE AGAINST THE INSURED(S) WHILE THE POLICY IS IN FORCE.  THIS
         POLICY DOES NOT PROVIDE FOR THE UNDERWRITERS TO DEFEND THE INSURED AND
         ANY DEFENSE COSTS AND OTHER CLAIM EXPENSE COVERED UNDER THE POLICY IS
         PART OF AND NOT IN ADDITION TO THE LIMIT OF LIABILITY.  PLEASE READ AND
         REVIEW THE POLICY CAREFULLY.


DECLARATIONS

ITEM A. NAME OF INSURED: (hereinafter called the "Insured")
                            Sensormatic Electronics Corporation

        ADDRESS OF INSURED: 500 Northwest 12th Avenue
                            Deerfield Beach, FL 33442

ITEM B. POLICY PERIOD: From 12:01 a.m. on 1/5/93 To 12:01 a.m. on 12/15/93

ITEM C. LIMIT OF LIABILTY:  $5,000,000 AGGREGATE EACH POLICY YEAR, INCLUDING
                            CLAIM EXPENSE.

ITEM D. SCHEDULE OF UNDERLYING INSURANCE:

                            (1) PRIMARY POLICY: National Union Fire Insurance
                                                Company of Pittsburgh, PA
                                  COMPANY:

                                  POLICY NUMBER: 440-30-94

                                  LIMITS OF LIABILITY: $10,000,000

                            (2)  UNDERLYING EXCESS POLICY(IES): N/A

ITEM E. ENDORSEMENTS EFFECTIVE AT INCEPTION: 1 (D087), 2(D064,2), 3(D089) ITEM F. TERMINATION OF PRIOR POLICY(IES): N/A
ITEM G. DISCOVERY CLAUSE:
                        (1) ADDITIONAL PREMIUM: $31,875
                        (2) ADDITIONAL PERIOD:  1 Year

ITEM H. POLICY PERIOD PREMIUM: $ 38,888 (Annual Premium: $42,500)



                               COUNTERSIGNED BY: /s/ David Kahn
                                                 -------------------------
                                                 Authorized Representative

                                                          4/8/93
                                                 -------------------------
                                                          Date